Investor Presentation November 2019

Disclaimer SOME OF THE FINANCIAL INFORMATION AND DATA OF NESCO HOLDINGS, INC. (“NESCO”) CONTAINED HEREIN DOES NOT CONFORM TO SEC REGULATION S-X IN THAT IT INCLUDES CERTAIN FINANCIAL INFORMATION NOT DERIVED IN ACCORDANCE WITH UNITED STATES GENERALLY ACCEPTED ACCOUNTING PRINCIPLES (“GAAP”). ACCORDINGLY, SUCH INFORMATION AND DATA HAS BEEN AND WILL BE ADJUSTED AND PRESENTED DIFFERENTLY IN NESCO’S SEC REPORTS. NESCO BELIEVES THAT THE PRESENTATION OF SUCH NON-GAAP MEASURES PROVIDES INFORMATION THAT IS USEFUL TO INVESTORS AS IT INDICATES THE ABILITY OF NESCO TO MEET CAPITAL EXPENDITURES AND WORKING CAPITAL REQUIREMENTS AND OTHERWISE MEET ITS OBLIGATIONS AS THEY BECOME DUE. NESCO BELIEVES THESE NON-GAAP MEASURES PROVIDE EXPANDED INSIGHT TO ASSESS REVENUE AND COST PERFORMANCE, IN ADDITION TO THE STANDARD GAAP-BASED FINANCIAL MEASURES. THERE ARE NO SPECIFIC RULES OR REGULATIONS FOR DETERMINING NON-GAAP MEASURES, AND AS SUCH, THEY MAY NOT BE COMPARABLE TO MEASURES USED BY OTHER COMPANIES WITHIN THE INDUSTRY. THE PRESENTATION OF NON-GAAP FINANCIAL INFORMATION SHOULD NOT BE CONSIDERED IN ISOLATION OR AS A SUBSTITUTE FOR, OR SUPERIOR TO, THE FINANCIAL INFORMATION PREPARED AND PRESENTED IN ACCORDANCE WITH GAAP. THESE NON-GAAP MEASURES ARE INTENDED TO PROVIDE ADDITIONAL INFORMATION ONLY AND DO NOT HAVE ANY STANDARD MEANING PRESCRIBED BY GAAP. THESE NON-GAAP MEASURES HAVE LIMITATIONS AS AN ANALYTICAL TOOL, AND YOU SHOULD NOT CONSIDER THEM IN ISOLATION OR AS A SUBSTITUTE FOR ANALYSIS OF THE NESCO’S RESULTS AS REPORTED UNDER GAAP. THE DEFINITIONS OF NON- GAAP FINANCIAL MEASURES ALONG WITH A RECONCILIATION OF NON-GAAP FINANCIAL INFORMATION TO THEIR MOST DIRECTLY COMPARABLE GAAP COUNTERPARTS ARE INCLUDED IN THE APPENDIX TO THIS PRESENTATION. THIS PRESENTATION INCLUDES “FORWARD LOOKING STATEMENTS” WITHIN THE MEANING OF THE “SAFE HARBOR” PROVISIONS OF THE UNITED STATES PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995. WHEN USED IN THIS PRESENTATION, THE WORDS “ESTIMATES,” “PROJECTED,” “EXPECTS,” “ANTICIPATES,” “FORECASTS,” “PLANS,” “INTENDS,” “BELIEVES,” “SEEKS,” “MAY,” “WILL,” “SHOULD,” “FUTURE,” “PROPOSE” AND VARIATIONS OF THESE WORDS OR SIMILAR EXPRESSIONS (OR THE NEGATIVE VERSIONS OF SUCH WORDS OR EXPRESSIONS) ARE INTENDED TO IDENTIFY FORWARD-LOOKING STATEMENTS. THESE FORWARD-LOOKING STATEMENTS ARE NOT GUARANTEES OF FUTURE PERFORMANCE, CONDITIONS OR RESULTS, AND INVOLVE A NUMBER OF KNOWN AND UNKNOWN RISKS, UNCERTAINTIES, ASSUMPTIONS AND OTHER IMPORTANT FACTORS, MANY OF WHICH ARE OUTSIDE NESCO’S CONTROL, THAT COULD CAUSE ACTUAL RESULTS OR OUTCOMES TO DIFFER MATERIALLY FROM THOSE DISCUSSED IN THE FORWARD-LOOKING STATEMENTS. IMPORTANT FACTORS, AMONG OTHERS, THAT MAY AFFECT ACTUAL RESULTS OR OUTCOMES INCLUDE: NESCO’S ABILITY TO EXECUTE ON ITS PLANS TO DEVELOP AND MARKET NEW PRODUCTS AND THE TIMING OF THESE DEVELOPMENT PROGRAMS; NESCO’S ESTIMATES OF THE SIZE OF THE MARKETS FOR ITS SOLUTIONS; THE RATE AND DEGREE OF MARKET ACCEPTANCE OF NESCO’S SOLUTIONS; THE SUCCESS OF OTHER COMPETING TECHNOLOGIES THAT MAY BECOME AVAILABLE; NESCO’S ABILITY TO IDENTIFY AND INTEGRATE ACQUISITIONS, INCLUDING NESCO’S ABILITY TO INTEGRATE ITS ACQUISITION OF TRUCK UTILITIES AND REALIZE THE ANTICIPATED BENEFITS THEREOF; THE PERFORMANCE AND SECURITY OF NESCO’S SERVICES; POTENTIAL LITIGATION INVOLVING NESCO; AND GENERAL ECONOMIC AND MARKET CONDITIONS IMPACTING DEMAND FOR NESCO’S SERVICES. FOR A MORE COMPLETE DESCRIPTION OF THESE AND OTHER POSSIBLE RISKS AND UNCERTAINTIES, PLEASE REFER TO NESCO’S FINAL PROSPECTUS AND DEFINITIVE PROXY STATEMENT FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON JUNE 4, 2019 (AS SUPPLEMENTED ON JUNE 24, 2019 AND JULY 11, 2019) AND INCORPORATED BY REFERENCE IN THE CURRENT REPORT ON FORM 8-K FILED WITH THE SEC ON AUGUST 1, 2019, AS WELL AS TO OUR SUBSEQUENT FILINGS WITH THE SEC. SHOULD ONE OR MORE OF THESE MATERIAL RISKS OCCUR, OR SHOULD THE UNDERLYING ASSUMPTIONS CHANGE OR PROVE INCORRECT, OUR ACTUAL RESULTS, PERFORMANCE, ACHIEVEMENTS OR PLANS COULD DIFFER MATERIALLY FROM THOSE EXPRESSED OR IMPLIED IN ANY FORWARD-LOOKING STATEMENT. THE FORWARD-LOOKING STATEMENTS CONTAINED HEREIN SPEAK ONLY AS OF THE DATE HEREOF, AND NESCO UNDERTAKES NO OBLIGATION TO UPDATE OR REVISE ANY FORWARD-LOOKING STATEMENTS, WHETHER AS A RESULT OF NEW INFORMATION, FUTURE EVENTS OR OTHERWISE, EXCEPT AS REQUIRED BY LAW. NESCO MAKES NO REPRESENTATION OR WARRANTY AS TO THE ACCURACY OR COMPLETENESS OF THE INFORMATION CONTAINED IN THIS PRESENTATION. THIS PRESENTATION IS NOT INTENDED TO BE ALL-INCLUSIVE OR TO CONTAIN ALL THE INFORMATION THAT A PERSON MAY DESIRE IN CONSIDERING AN INVESTMENT IN NESCO. THIS PRESENTATION SHALL NEITHER CONSTITUTE AN OFFER TO SELL OR THE SOLICITATION OF AN OFFER TO BUY ANY SECURITIES. THIS PRESENTATION INCLUDES MARKET DATA AND OTHER STATISTICAL INFORMATION FROM THIRD PARTY SOURCES, INCLUDING INDEPENDENT INDUSTRY PUBLICATIONS, GOVERNMENT PUBLICATIONS AND OTHER PUBLISHED INDEPENDENT SOURCES. ALTHOUGH NESCO BELIEVES THESE THIRD PARTY SOURCES ARE RELIABLE AS OF THEIR RESPECTIVE DATES, NESCO HAS NOT INDEPENDENTLY VERIFIED THE ACCURACY OR COMPLETENESS OF THIS INFORMATION. 1

Table of Contents 1. Company Overview 2. Industry Trends 3. Growth Strategy 4. Financial Overview 5. Appendix 2

Company Overview 3

Nesco Overview ▪ Premier Industrial Growth Business. Nesco is a leading provider of specialty rental equipment to support critical maintenance, repair, upgrade and installation services for electric transmission and distribution, communications and rail infrastructure in North America. ▪ Compelling End-Market Opportunity. The growing demand for Nesco’s specialty rental equipment is a direct result of attractive secular drivers in each of its three end-markets: (a) investments by electric utilities to replace an aging grid, integrate growing renewable and gas generation and strengthen grid reliability; (b) increased telecom infrastructure spending driven by 5G rollout (small cells); and (c) capex to support growing freight and intermodal volume together with commuter rail projects. ▪ Diversified, Long-Tenured and Blue-Chip Customer Base. Breadth of equipment and geographic reach allow Nesco to uniquely meet the demands of its long-standing customers (16-year average for top 10), which provides for significant recurring business (~95% of revenue to recurring customers) due to customers’ focus on long-term projects that often take years to complete. ▪ Significant Embedded Investment in Specialized and Young Fleet. As of September 30, 2019, Nesco has a young, specialized fleet of ~4,300 rental units with an Original Equipment Cost, or OEC, of $579 million and an average unit age of only 3.6 years vs. its expected useful life of up to 25 years. ▪ Strong Financial Performance and Attractive Unit Economics. Adj. EBITDA (1) has grown at a 24% CAGR from 2016 to 2018, from $79 million to $122 million. Proven ability to add new equipment with high financial returns – unlevered IRRs of approximately 30%. ▪ Meaningful, Highly Visible Organic Growth Opportunities. Nesco has foregone an increasing number of business opportunities (>4,000 from 2017 to 2018 and another 1,500+ YTD) due to lack of product availability. With a strengthened capital structure, Nesco plans to grow its fleet to capture this existing demand. Additional revenue growth is expected from increased customer penetration in parts, tools and accessories enabled by the recent acquisitions of N&L and Bethea. ▪ Accretive M&A in Fragmented Industry. Seven accretive tuck-in acquisitions since 2012 have broadened Nesco’s end-markets and product offerings. Six acquisitions prior to Truck Utilities have a weighted average EBITDA(1) multiple of 5.7x, or 4.0x after realized synergies. Nesco has an actionable pipeline of additional opportunities available at accretive multiples. Source: FY19 Report of the Secretary of Transportation to the US Congress, U.S. Department of Transportation and other third-party data. Note: Metrics are as of December 31, 2018 and exclude Mexico unless otherwise noted. See the disclaimers at the beginning of this presentation for important qualifications and limitations on the use of forward-looking information. Actual results may differ materially. Note: 1. EBITDA and Adj. EBITDA are non GAAP financial measures. See the Appendix for the reconciliation to the most comparable GAAP measures. 4

# Nesco Is a Leader in Highly Specialized Rentals

Nesco is a leading North American provider of specialty rental equipment to electric utilities, telecoms, railroads and related contractors for critical maintenance, repair, upgrade and installation work

NESCO™

| | Equipment Rental and Sales | | Parts, Tools and Accessories |
|---|---|---|---|
| | **Transmission and Distribution** | **Rail, Lighting, Signage and Telecom** | **Utility Equipment Outfitters** |
| | Specialized rental services for utilities and utility contractors maintaining, upgrading and constructing critical transmission and distribution infrastructure | Specialized rental services for telecoms, railroads and related contractors to support critical infrastructure maintenance, repair and installation services. Entered this end-market in 2016 | Vertically-integrated rental services and sales of specialized parts, tools and accessories primarily to existing customers. Started UEO in 2015 to provide a one-stop shop offering |
| 2018 Average OEC | $404m | $125m | $18m[1] |
| 2018 Revenue | $166m | $50m | $29m |
| **'16 - '18 Revenue CAGR** | 5% | 50% | 45% |
| Revenue Mix | 56% Distribution / 44% Transmission | 60% Telecom / 31% Rail / 9% Signage & Lighting | 40% Rental / 60% Sales |
| Average Rental Period | 13.8 months | 9.7 months | NA |

Note: 2018 revenue split excludes $2 million of revenue from Mexico. Revenue mix and average rental periods are as of December 31, 2018.
1. Excludes $11m of inventory held for UEO sales.

NESCO™ 5

# Young, Specialized Fleet

As of September 30, 2019, Nesco has a young, specialized fleet of ~4,300 rental units with an **average unit age of 3.6 years, far below the average unit's useful life of up to 25 years**

| Equipment | | Description | # of Units | OEC | % of OEC | Useful Life | Average Age | Equipment Cost |
|---|---|---|---|---|---|---|---|---|
| Bucket Trucks |  | Used to maintain and construct utility, rail or telecommunications lines or equipment at height with a bucket mounted on an insulated or non-insulated hydraulic lifting aerial device | 1,650 | $258m | 45% | 18 years | 3.6 years | $50k - $650k |
| Digger Derricks |  | Used to dig holes and hoist and set utility, rail and telephone poles | 920 | $176m | 30% | 18 years | 4.4 years | $150k - $500k |
| Line Equipment |  | Used to string new and re-conduct overhead utility, rail, telecom or cable lines (includes pole trailers, reel handling trailers and other material handling trailers) | 952 | $45m | 8% | 25 years | 3.2 years | $2k - $650k |
| Cranes |  | Used for large-scale transmission line repair and construction (often outfitted with buckets) and in multiple rail applications for material handling and lifting | 198 | $43m | 7% | 15 years | 3.9 years | $125k - $750k |
| Pressure Diggers |  | Used to dig holes for utility poles, structure bases and foundations through hard materials such as rock | 44 | $16m | 3% | 20 years | 6.1 years | $300k - $550k |
| Underground Equipment |  | Used to place and remove underground utility and telecommunication lines without disruption to the surface | 105 | $8m | 1% | 20 years | 3.3 years | $85k - $150k |

Note: Number of units, OEC and average age are as of September 30, 2019. Excludes 440 units / $33m OEC of trucks/miscellaneous equipment (including hi-rail service trucks, grapples, roto-dumps, PTC trucks, etc.) used primarily in hi-rail applications and 143 units / $15m of OEC in Mexico. Also excludes $21m OEC of PTA rental equipment.

NESCO™

6

Attractive Asset-Level Economics Long-lived equipment assets offer highly attractive economic returns with unlevered IRRs approaching 30% and unlevered MOICs over 2.5x ▪ Nesco’s scale, footprint and differentiated sales and service model have created a significant competitive advantage for the company in the marketplace enabling attractive returns on capital. ▪ Equipment can either be sold at the end of a chassis life (7-8 years) or remounted on a new chassis at attractive returns (additional 7-8 year life). Illustrative New Fleet Investment ROI Equipment Sold Equipment Remounted in 7 Years & Sold in 15 Years $95k + Upfront Cost $95k $62k remount (year 8) Year 1 EBITDA Contribution $26k $26k Utilization 80% 80% Gross Profit Margin 80% 80% Recovery as a % of OEC 50% 25% Unlevered IRR 29% 29% Unlevered MOIC 2.5x 3.0x Note: Illustrative analysis shown for the 42-45’ Insulated Aerial 4x4 Bucket Truck, a top product line in the T&D and RLST end-markets. 7

Recurring, Longstanding Customer Relationships 95% of sales are to recurring customers and no customer represents more than 11% of sales ▪ Nesco serves as a key supplier to utilities, telecoms, railroads and related contractors for their specialty rental equipment needs, with most relationships on a “first call” basis. ▪ Nesco’s breadth of equipment and geographic reach allow the company to uniquely meet the demands of the largest national customers, which provides for significant recurring business due to their focus on long-term projects that often take years to complete. – The average rental period for Nesco’s equipment was 13.4 months as of September 30, 2019. Diverse Customer Base 1,860 customers 16-year average tenure across top 10 customers Note: Metrics are as of December 31, 2018 unless otherwise noted. 8

Broad Geographic Reach Nesco has a broad geographic footprint across the U.S., Canada and Mexico and provides its customers a “one-stop shop” for all their rental and parts needs ▪ Nesco has broad geographic diversity, with no state, province or territory representing more than 15% of revenues (1) (2) (3) Headquarters Operated Equipment Rental and Sales Facilities (13) Operated Parts, Tools, and Accessories Facilities (6) Future Parts, Tools, and Accessories Facilities (1) Third-Party Service Locations (44) Note: Metrics are as of December 31, 2019 unless otherwise noted. 1. Parts, tools and accessories location in El Monte, CA is a warehouse-only location. 2. Alvarado, TX parts, tools and accessories co-located expansion opened in April 2019. 3. Tallahassee, FL parts, tools and accessories co-located expansion opened in April 2019; includes 34k sq. ft. of additional leased space. 9

Highly Attractive Unit-Level Economics Nesco’s specialty equipment and parts rental have attractive unit-level economics Specialty Equipment Parts(2) Useful Life of Primary Rental Assets 15 - 25 yrs 20 - 25 yrs (blocks) Average Age of Primary Rental Assets 3.6 yrs 1.4 yrs 2018 Utilization 82% 72% Payback Period ~3 yrs ~2 yrs (Through Rental Revenue(3)) Multiple of OEC Earned Over 5.0 - 8.5x Equipment Life 10.0 - 12.5x (assuming 15 - 25 yrs) (Through Rental Revenue(4)) Low Level of Cyclicality (stable growth of T&D demand over the past decade) Peak to Trough Adj. EBITDA(1) (9%) Performance in Great Recession Note: Metrics are as of December 31, 2018 except average age of rental assets, which is as of September 30, 2019. 1. Adj. EBITDA is a non GAAP financial measure. See the Appendix for the reconciliation to the most comparable GAAP measures. 2. Blocks comprise approximately 60% of parts, tools, and accessories rental revenue. 3. Rental revenue adjusted for 2018 utilization. 4. Useful life divided by payback period. Rental revenue adjusted for 2018 utilization. 10

Industry-Leading Management Team Nesco’s current management team has successfully implemented several growth initiatives including the launch of the PTA segment, expansion into two new end-markets, internalization of equipment servicing, development of remounting capabilities and accretive acquisitions Lee Jacobson – Chief Executive Officer Bruce Heinemann – Chief Financial Officer ▪ More than 19 years of experience in the utility ▪ Over 25 years of experience in finance and equipment rental and sales industry accounting for a range of industrial and ▪ Prior to joining Nesco in 2012, served as Vice manufacturing companies President and General Manager for Terex ▪ Prior to joining Nesco in 2016, served as CFO Utilities, a key supplier and partner of Tyden Group, a global leader in track and ▪ Significant M&A experience having led an trace solutions acquisition every quarter, on average, over 5 ▪ Over 10 years of operational experience as years with a prior company Director of Supply Chain Operations for Unisys Corporation Title Years of Relevant Experience Rob Blackadar President >25 Years Kevin Kapelke Chief Operating Officer 25 Years Heath Northcutt Regional Vice President of Sales – T&D >25 Years Tim Bryan President – RLST 20 Years Kent Upton President – UEO >25 Years Dennis DePazza Chief Business Development Officer >25 Years Jameson Ringger EVP of Operations and Eastern Sales 17 Years Beth Steffen VP of Western Sales >25 Years 11

Industry Trends 12

Large and Growing End-Markets Annual capex spend in Nesco’s end-markets exceeds $100 billion and end-market growth has limited correlation with broader GDP $60bn+ Transmission and Distribution Spend $30bn+ Wireless $10bn+ Spend Class I Rail Spend Nesco Index Growth Has Limited Correlation with Broader Economy Growth CAGR GDP ’01-’05 ’05-’09 ’09-’17 ’01-’17 Correlation U.S. GDP 5.4% 2.6% 3.8% 3.9% 1.00 Construction(1) 7.3% (5.0%) 4.1% 2.5% 0.72 Nesco Index (2) 7.4% 5.8% 9.1% 7.8% 0.51 Source: FactSet, Federal Reserve Economic Data and Wall Street research. Note: 1. Total construction spending from Federal Reserve Economic Data. 2. Based on end-market mix of 82% T&D, 13% telecom and 5% rail excluding other end-markets, which is primarily comprised of signage and lighting and represents approximately 4% of revenue. T&D based on T&D capex from Wall Street research. Telecom based on wireless communication spend from USTelecom research. Rail based on capex of the top 6 public railroads. 13

Nesco’s End-Markets Provide Growth Without Sacrificing Stability Nesco Has Best-in-Class End-Market Mix in the Specialty Rental Industry Nesco End-Markets(1) Specialty Rental End-Markets(2) No Construction End-Market Exposure Nesco’s End-Markets Are Highly Stable (Change in Spending During the Great Recession – 2008 to 2010) Source: Company filings, FactSet, Federal Reserve Economic Data, USTelecom research and Wall Street research. Note: Metrics are as of December 31, 2018 unless otherwise noted. 1. Excludes other end-markets, which are primarily comprised of signage and lighting and represents approximately 4% of revenue. 2. Based on the average end-market mix of WillScot and Mobile Mini. 14

# Electric Utilities: Early Years of Multi-Year Upcycle

Transmission and distribution industry, with an annual spend of over $60 billion, is in the early **years of a decade long secular upcycle driven by utilities' investments (1) to replace and** strengthen an aging grid; (2) to integrate growing renewable and gas generation; and (3) to support the electrification of fossil fuel driven sectors

- An estimated 40% - 50% of existing transmission and distribution infrastructure is at or beyond engineered lives
- Migration to renewables and gas requires extension of the power grid in addition to storm hardening maintenance initiatives
- Decarbonization is driving the electrification of vehicles, heating technology and industrial processes which will significantly expand electricity demand and require a transmission investment of up to $90 billion by 2030

### U.S. & Canada Electric Transmission Projects

($ in billions)



CAGR: 12%
$24.6
$12.6
$12.0
$26.3
$11.1
$15.2
$27.2
$10.2
$17.1
$31.9
$9.3
$22.6
$40.1
$12.3
$27.8
2012A
2014A
2016A
2018A
2020E
Small & Medium-Projects
Large-Scale Projects

### Customer Backlogs Signal Continued Growth

(Backlog – $ in millions)



16%
$7,359
$8,545
72%
$354
$610
Quanta
Electrical Power & Infrastructure
Mastec
Electrical
Transmission
2017A
2018A

Source: Company filings, The Brattle Group and Wall Street research.

15

# Telecom: Long-Term Tailwinds from 5G Spend

5G upgrade cycle is driving a new wave of infrastructure spending with 5G capex by the Big 4 wireless providers expected to total ~$240 billion over the next decade while growing at a 40% CAGR through 2023

- 5G wireless infrastructure roll-out is expected to add up to 20 times more small cells than the existing macro structure
- Nesco's equipment is well suited to service the typical deployment locations on telephone poles, streetlights and sides of buildings
- Wireline infrastructure continues to require recurring maintenance

## 5G Spend Expected to Surpass Historical Spend

(Communications Construction Spend – $ in billions)



$40
$30
$20
$10
$0
2G Cycle
3G Cycle
4G Cycle
5G Cycle
1993A
1996A
1999A
2002A
2005A
2008A
2011A
2014A
2017A
2020E

## Customer Backlogs Signal Continued Growth

(Backlog – $ in millions)



25%
$5,847
$7,330
Dycom (1)
18%
$3,628
$4,276
Mastec Communications
2017A
2018A

Source: Company filings and Wall Street research.
Note:
1. Dycom based on fiscal year ended January 26, 2019 and January 27, 2018.

NESCO 16

Rail: Increasing Investment in U.S. Infrastructure Urban congestion and increased freight transportation needs have driven a nationwide investment in improving rail infrastructure ▪ In 2019 the U.S. Senate approved spending of over $16 billion to support commuter rail and transit projects – Special events like the 2028 Olympics in Los Angeles will require additional investment in transit projects ▪ Class I railroads spend more than $11 billion annually to maintain, upgrade and repair their rail systems Class I Rail Capital Expenditures(1) Cost of Select Active Commuter Rail Projects ($ in billions) ($ in billions) Source: FactSet, FY19 Report of the Secretary of Transportation to the US Congress, LA Metro’s Project Tracker, Massachusetts Department of Transportation, Railway Technology, Smart Cities Drive, U.S. Department of Transportation and Wall Street research. Note: 1. Figures include Norfolk Southern, Kansas City Southern, Union Pacific, CSX, Canadian National and Canadian Pacific. 17

End-Market Shift to Rental Supports Growth Nesco’s growth is supported by the ongoing secular shift from equipment ownership to rentals among its customers ▪ Key drivers fueling Nesco’s end-markets to continue to shift to rental: 1. Avoidance of capital outlay 2. Improved asset utilization with significantly reduced storage and maintenance costs 3. Better risk management with dedicated customer care 4. Operational efficiencies drive improved productivity 5. Wider range of modern productive equipment in rental fleets 6. Health & safety regulations have increased implicit cost of ownership & maintenance ▪ Overall U.S. equipment rental market penetration is approximately 53% and is expected to grow to 65% over the next 10 years – Management expects Nesco’s product categories to grow more rapidly than overall market given current estimated penetration levels of only 20 to 25% Rental Penetration Continues to Increase (Rental Penetration of Equipment Fleet) United States Other Developed Markets Source: ARA / IHS Global Insight and Wall Street research. 18

Growth Strategy 19

Multiple Attractive Growth Levers 3 Actionable M&A 2 Pipeline in Fragmented Increase Market Customer 1 Penetration in Invest in New Parts, Tools and Fleet to Fulfill Accessories Unmet and Growing Demand from Inorganic Continued Customers Robust End- Market Growth Organic 20

# 1 Invest in Fleet to Meet Growing Excess Demand

## Nesco continues to turn down a significant number of customer requests to rent its equipment simply due to a lack of equipment availability

- Demand environment is strong
  - Nesco turned away more than 4,000 rental opportunities from 2017 to 2018 due to product availability and more than 1,500 YTD through September
  - Opportunities turned away due to product availability declined 188 year over year while Nesco's average fleet count increased by 332, from 3,889 to 4,221, signaling continued strength in customer demand
  - Nesco expects to continue grow its fleet over the next several years to capture a portion of this excess demand
  - Growth capex will be allocated to product lines with the greatest excess demand, highest utilization and shortest payback periods

### Excess Demand Is Growing

(Opportunities Turned Away Due to Lack of Equipment[1])



810
657
1,938
2,284
1,695
1,507
2015A
2016A
2017A
2018A
YTD September 2018
YTD September 2019

Note:
1. Measured by individual pieces of equipment or units.

NESCO 21

2 Increase Customer Penetration in Parts, Tools and Accessories Meaningful opportunity to geographically expand Nesco’s cross-selling and rental of parts, tools and accessories to large utility, telecom and rail customer bases ▪ Nesco established the parts, tools and accessories division in 2015 – Acquisition of N&L (2018) added certified expertise in regulation-mandated dielectric testing and manufacturing of certified live-line tools – Acquisition of Bethea (2017) added manufacturing of blocks, the leading parts rental product ▪ Nesco intends to expand from two locations to six by 2020, providing customers a one-stop shop for test & repair services and a broad inventory of insulated and non-insulated tools Parts, Tools and Accessories Cross-Sell Opportunity (Parts, tools and accessories revenue as a % of equipment rental revenue) 2018 17% Penetration of Equipment Rental Revenue Revenue $29m Locations 2 22

# 3 Pipeline of Actionable Future M&A

## Fragmented market with many regional and local players allows Nesco to leverage its national platform and act as a preferred consolidator

- Nesco has made six successful acquisitions since 2012, realizing 100%+ of expected synergies for every target
  - The weighted average purchase EBITDA multiple of all six acquisitions is 5.7x, or 4.0x including realized synergies
- On November 5th, 2019, Nesco announced the closing of the strategic, tuck-in acquisition of Truck Utilities for $42.2 million
  - For the last twelve months ended September 30, 2019, Truck Utilities generated Adj. EBITDA of $8.2 million and the transaction is anticipated to create approximately $4 million of annual revenue and cost synergies

### Focus Areas for M&A

1. Targeted fleet expansion of the Transmission and Distribution, Rail, Lighting, Signage and Telecom end-markets and PTA segment at accretive multiples
2. Manufacturers of highly specialized product lines offering attractive returns
3. Rental fleets, or businesses, in adjacent markets

### Strong Record of Accretive M&A

| Target | Date | Purchase Price | EBITDA Multiple | EBITDA Multiple (incl. Synergies) | % of Synergies Realized |
|---|---|---|---|---|---|
| N&L Line Equipment | Q3 2018 | $5m | 5.0x | 2.1x | 107% |
| B | Q4 2017 | $6m | 10.0x | 4.0x | 100% |
| V&H Inc. Trucks (Rental Division) | Q3 2016 | $25m | 5.2x | 4.9x | 100% |
| Foley Utility Equipment (Utility Equipment Fleet) | Q2 2014 | $13m | 15.0x | 4.5x | 100% |
| ELC | Q4 2012 | $64m | 5.0x | 4.0x | 117% |
| Penske (Utility Rentals) | Q3 2012 | $12m | 6.4x | 4.0x | 138% |
| Weighted Average | | | 5.7x | 4.0x | |

NESCO 23

Financial Overview 24

Strong Revenue Growth ▪ In response to significant end-market demand, Nesco has grown revenue through expansion of the fleet, increased utilization and rapid build- up of the parts, tools and accessories business ▪ With an enhanced capital structure following the merger with Capitol, Nesco can capitalize on the demand it is currently unable to serve through further fleet expansion and a nationwide expansion of its parts, tools and accessories business Revenue Growth ($ in millions) Equipment Rental and Sales Parts, Tools and Accessories $246 $203$204 $29 $187 $24 $14 $217 $173 $179 2016A 2017A 2018A Average Units 3,496 3,726 3,950 Average Utilization 70% 78% 82% Average Rate per Day $139 $136 $139 PTA Locations 1 1 2 PTA Revenue / Location $14m $24m $15m 25

Significant EBITDA Growth ▪ Adj. EBITDA(1) margin has increased 700 basis points from 2016 to 2018 primarily due to increased utilization of the fleet ▪ Investment in selling, general and administrative expenses has largely been completed, providing operating leverage Adj. EBITDA(1) Growth ($ in millions) Equipment Rental and Sales Parts, Tools and Accessories $122 $99 $8 $79 $5 $3 $114 $93 $75 2016A 2017A 2018A Adj. EBITDA(1) Margin 42% 48% 49% Note: 1. Adj. EBITDA is a non GAAP financial measure. See the Appendix for the reconciliation to the most comparable GAAP measures. Sum of individual line items may not equal subtotal or total amounts due to rounding. 26

# Attractive Unlevered Free Cash Flow

- Attractive tax attributes on a levered FCF basis, driven in part by U.S. federal and state net operating loss carryforwards of over $300 million and approximately $200 million, respectively, as of year end 2018

## Unlevered Free Cash Flow Growth[1][2]



($ in millions)
UFCF
UFCF Excluding Growth Capex
Historical
'16-'18 CAGR: 22%
$71
$71
$81
$11
$70
$106
$18
$88
2016A
2017A
2018A

| | 2016A | 2017A | 2018A |
|---|---|---|---|
| Adj. EBITDA[1] | $79 | $99 | $122 |
| Maintenance Capex[3] | $24 | $28 | $42 |
| Cash from UES[4] | $21 | $16 | $33 |
| Growth Capex[5] | -- | $11 | $17 |
| UFCF Conversion[6] | 90% | 82% | 87% |

Note:
1. Adj. EBITDA and Unlevered Free Cash Flow are non GAAP financial measures. See the Appendix for the reconciliation to the most comparable GAAP measures.
2. Unlevered Free Cash Flow (UFCF) is defined as Adj. EBITDA - non-cash purchase accounting impact - gains on equipment sales - cash purchases of rental equipment (excluding cost of new equipment sales) and other property and equipment + cash proceeds from rental equipment sales (excluding new equipment sales).
3. Maintenance capex is defined as the estimated cost to replace equipment sold in order to keep the fleet count constant. Please refer to the Appendix for a reconciliation of total capex to maintenance capex and growth capex.
4. Cash proceeds from rental equipment sales excluding new equipment sales.
5. Growth capex is defined as capital investment used for the expansion of the rental fleet.
6. Defined as UFCF excluding growth capex divided by Adj. EBITDA.

NESCO 27

Q3’19 Results ▪ In Q3’19, Nesco continued the rollout of its growth plan, including: – Continued equipment purchase program, spending $23.0 million of growth capex to purchase new fleet – Launched two new PTA locations, one in Yuma and one in El Monte(1) Revenue Adj. EBITDA(2) ($ in millions) ($ in millions) $30.7 $64.1 $62.4 $28.5 $57.8 $50.7 Q3 18 Q3 19 Q3 18 Q3 19 Revenue Excluding Equipment Sales Total Revenue Note: 1. Parts, tools and accessories location in El Monte, CA is a warehouse-only location. 2. Adj. EBITDA is a non GAAP financial measure. See the Appendix for the reconciliation to the most comparable GAAP measures. 28

2019 Guidance ▪ In Q3, Nesco provided updated guidance for the full year 2019 as follows Guidance YoY Growth Low High Low High Revenue $255 $262 4% 6% Adj. EBITDA(1) (2) $125 $129 3% 6% Adj. EBITDA pro forma for a full $132 $136 9% 12% year of Truck Utilities(1) (2) (3) Net Capex(4) $65 $70 Note: See the disclaimers at the beginning of the presentation for important qualifications and limitations on the use of guidance. Actual results may differ materially. 1. Information reconciling forward-looking Adjusted EBITDA to GAAP financial measures is unavailable to the Company without unreasonable effort; therefore, no reconciliation to the most comparable GAAP measure is provided. 2. Adjusted EBITDA is a non-GAAP financial measure. Further information and historical reconciliations for this Non-GAAP measure to the most directly comparable financial measure under generally accepted accounting principles in the U.S. ("GAAP") is included in the appendix. 3. Adjusted EBITDA pro forma including a full-year of Truck Utilities is a non-GAAP estimated financial measure to present Adjusted EBITDA for Nesco and Truck Utilities on a full-year basis, as if the acquisition of Truck Utilities had occurred on January 1, 2019. 4. Net capital expenditures is a non-GAAP financial measure. Please see the historical non-GAAP reconciliation tables included in the appendix. 29

Appendix 30

Board of Directors ▪ Former CFO and Executive Vice President of United Rentals for 10 years until October 2018 ▪ Helped United Rentals grow its market capitalization from $385m to $11.4bn while increasing its stock price by 21.5x (compared to 3.4x for S&P 500) ▪ Over 20 years of financial leadership experience ▪ Serves on the boards of Global Payments and John Wiley & Sons and served on the board of UIL Holdings, an electric and natural gas utility company ▪ Prior to United Rentals, served as the CFO and EVP of Dow Jones & Company ▪ Previously served in various senior roles at Alcoa, Mead Corporation and General Electric Capital and worked at Lockheed Corporation, Goldman Sachs and Kidder and Peabody & Company William Plummer ▪ Member of Financial Executives International and the New York Society of Security Analysts Chairman ▪ CEO, President and Director of SBA Communications since 2002, ▪ CEO of Nesco since 2012 2000 and 1999, respectively ▪ Prior to joining Nesco, served at Terex Utilities, a key supplier and ▪ Previously served as CFO of SBA Communications partner, for 10 years as Vice President and General Manager, ▪ Helped SBA Communications grow its market capitalization from among other roles $553m to $22.6bn while increasing its stock price by 15.4x ▪ Previously served as EVP at Pacific Utility Equipment (compared to 2.5x for S&P 500) ▪ More than 19 years of experience in the utility equipment rental and ▪ Prior to SBA Communications, practiced law for 13 years in the sales industry Jeffrey Stoops corporate, securities and mergers and acquisitions areas as a Lee Jacobson ▪ Significant M&A experience having led an acquisition every quarter, partner with Gunster on average, over 5 years with a prior company Director Director & CEO ▪ Founder, Chairman, and CEO of Capitol I, Capitol II, Capitol III ▪ Founder, Senior Partner and investment committee member at and Capitol IV Energy Capital Partners ▪ Chairman of Lindblad Expeditions ▪ Serves on the boards of Calpine, USD Group, USD Partners and ▪ Strong track record of value creation, having been involved in Sunnova Energy early stages of six companies that reached $1bn valuation ▪ Previously General Partner at Goldman Sachs in the Pipeline and ▪ Serves on the board of many civic, philanthropic and charitable Utilities investment banking group Mark Ein organizations Doug Kimmelman Director Director ▪ CFO, President and Director of Capitol III and Capitol IV ▪ Partner and investment committee member at Energy Capital ▪ CFO and Director of Capitol II Partners ▪ Lead investment banker on Capitol I ▪ Serves on the boards of Sunnova Energy, CM Energy, Triton ▪ Director on the board of Lindblad Expeditions Power Partners, and PLH Group ▪ Vice Chairman of CDS Logistics ▪ Previously a director at First Reserve corporation and investment ▪ Previously, Managing Director at Citi in the investment banking banker at Deutsche Bank Dyson Dryden division Rahman D’Argenio Director Director ▪ Managing Director, Counsel and Chief Compliance Officer at Energy Capital Partners ▪ Vice President at Energy Capital Partners ▪ Chairs the Compliance/ESG Committee and serves as an ▪ Serves on the board of CIG Logistics, NCSG Crane & Heavy Haul observer on the Valuation Committee for Energy Capital Partners Corporation ▪ Previously was an attorney at Latham & Watkins LLP, ▪ Previously was an investment banker at Lazard Frères & Co. representing both lenders and borrowers Jennifer Gray Matt Himler Director Director 31

Debt Capitalization September, 30, 2019 Rate Maturity Amt. ($mm) Adj. EBITDA Cash and cash equivalents $0 New $350mm ABL L + 175 2024 193 Capital leases Various 2023 29 Net total first lien debt $222 1.74x New senior secured second lien notes 10.0% 2024 475 Net total secured debt $697 5.47x Notes payable 5.0% 2023 4 Net total debt $701 5.50x LTM Adj. EBITDA(1) $127.5 Note: 1. Adj. EBITDA is a non GAAP financial measure. See the Adjusted EBITDA Reconciliation slide for the reconciliation to the most comparable GAAP measures. 32

Shares Outstanding (in millions) Shares Shares Outstanding (excl. Lock-Up Shares)(1) 45.89 Lock-Up / Earnout Shares (2) Share Price Target Lock-Up Shares Tranche 1 $13.00 1.40 Lock-Up Shares Tranche 2 16.00 1.40 Lock-Up Shares Tranche 3 19.00 0.35 Earnout Shares Tranche 1 $13.00 0.90 Earnout Shares Tranche 2 16.00 0.90 Earnout Shares Tranche 3 19.00 1.65 Warrants(3) Exercise Price Public Warrants (4) $11.50 13.42 Private Warrants 11.50 7.53 Note: 1. Lock-up shares are included in basic reported share count but expire worthless below their respective share price targets. 2. Lock-up and earnout shares subject to $13.00 and $16.00 share price targets expire in July 2024 and those subject to a $19.00 share price target expire in July 2026. 3. Warrants expire in July 2024. 4. Public warrants are redeemable by the company when the share price reaches $18.00 per share. 33

# Adjusted EBITDA Reconciliation

## Reconciliation of Net Loss to EBITDA and Adjusted EBITDA[1]

($ in millions)

| | Year Ended December 31, | | | Three Months Ended September 30, | |
|---|---|---|---|---|---|
| | 2016A | 2017A | 2018A | 2018A | 2019A |
| Net Loss | ($48.0) | ($27.1) | ($15.5) | ($3.7) | ($18.0) |
| Depreciation and amortization | 59.1 | 64.7 | 67.1 | 16.0 | 18.7 |
| Interest expense | 48.2 | 53.7 | 56.7 | 14.2 | 16.5 |
| Income tax expense (benefit) | 1.3 | (3.5) | 1.7 | 0.5 | 0.5 |
| EBITDA [1] | $60.6 | $87.9 | $110.0 | $27.0 | $17.7 |
| Non-cash purchase accounting impact [2] | 12.9 | 4.3 | 3.6 | 0.5 | 0.1 |
| Transaction and process improvement costs [3] | 1.5 | 1.9 | 2.5 | 0.5 | 9.6 |
| Major repairs [4] | 2.3 | 2.8 | 1.4 | 0.3 | 0.4 |
| Other non-recurring items [5] | 0.9 | 0.7 | 2.9 | 0.0 | -- |
| Share based payments [6] | 0.5 | 1.1 | 1.1 | 0.3 | 0.3 |
| Change in fair value of derivative [7] | -- | -- | -- | -- | 2.6 |
| Adjusted EBITDA [1] | $78.8 | $98.6 | $121.7 | $28.5 | $30.7 |

Note:

1. EBITDA and Adj. EBITDA are non GAAP financial measures. See reconciliation above that reconciles to the most comparable GAAP measures.
2. Represents the non-cash impact of purchase accounting, net of accumulated depreciation, on the cost of equipment sold. The equipment acquired received a purchase step-up in basis, which is a non-cash adjustment to the equipment cost pursuant to our credit agreement.
3. For the years ended December 31, represents the expenses incurred related to internal process improvements, realignments, and transaction costs related to the N&L Line Equipment, Bethea Tool & Equipment, and V&H Leasing Services acquisitions. These expenses are comprised of professional consultancy fees and transaction costs. For the three months ended September 30, 2019 and 2018, primarily represents transaction costs related to our agreement and plan of merger with Capitol, which are comprised of professional consultancy fees, transaction costs, and the loss on extinguishment of debt incurred in the third quarter of 2019. Also includes startup expenses associated with the new PTA locations and expenses associated with the Company's closure of its operations in Mexico, for which closure activities commenced in the third quarter 2019. Pursuant to our credit agreement, the cost of undertakings to effect such cost savings, operating expense reductions, and other synergies, as well as, any expenses incurred in connection with acquisitions, are amounts to be included in the calculation of Adjusted EBIDTA.
4. Represents the undepreciated cost of replaced chassis components from heavy maintenance, repair and overhaul activities associated with our fleet, an adjustment pursuant to our credit agreement.
5. Represents other adjustments pursuant to our credit agreement: Rental expense incurred in 2018 for fleet equipment that had been rented under the terms of an operating lease that was terminated in October 2018. The 2017 and 2016 adjustments are comprised of a state tax audit settlement and write-downs of inventory items, respectively.
6. Represents non-cash stock compensation expense associated with the issuance of stock options and restricted stock units and the Class B Profits Interest Awards by NESCO Holdings, LP (our ultimate parent) on February 26, 2014, which is an adjustment pursuant to our credit agreement.
7. Represents the charge to earnings for our interest rate collar (which is an undesignated hedge) in the three and nine months ended September 30, 2019

Sum of individual line items may not equal subtotal or total amounts due to rounding.

NESCO 34

Capex Reconciliation Reconciliation of Total Capex to Maintenance and Growth Capex and Net Capex ($ in millions) Year Ended December 31, 2016A 2017A 2018A Purchases of equipment - rental fleet (1) $36.7 $47.1 $58.5 Plus: Purchases of other property and equipment 0.5 0.4 0.7 Less: Other (2) (0.1) -- -- Total capex $37.1 $47.5 $59.2 Less: Cost of new equipment sales (13.0) (8.7) -- Total capex excluding cost of new equipment sales $24.1 $38.8 $59.2 Less: Management's estimate of maintenance capex (24.1) (28.0) (41.8) Growth capex -- $10.8 $17.4 Total capex $37.1 $47.5 $59.2 Less: Proceeds from sale of rental equipment and parts(1) (33.3) (26.6) (35.6) Plus: Cash from new equipment sales 14.4 10.1 -- Net capex $18.2 $31.0 $23.6 Note: 1. 2016 and 2017 purchases of equipment - rental fleet and proceeds from sale of equipment - rental fleet in the financial statements includes the purchases of new equipment for dealer sales and proceeds from new/dealer sales. 2018 excludes the purchases of new equipment for dealer sales and proceeds from new/dealer sales. 2. Represents Other from cash flows from investing activities. 35

# Unlevered Free Cash Flow Reconciliation

## Reconciliation of EBITDA and Adjusted EBITDA to Unlevered Free Cash Flow

($ in millions)

| | Year Ended December 31, | | |
|---|---|---|---|
| | 2016A | 2017A | 2018A |
| Net cash from operating activities | $18.1 | $17.2 | $41.0 |
| Add: | | | |
| Interest expense | 48.2 | 53.7 | 56.7 |
| income tax expense | 1.3 | (3.5) | 1.7 |
| Amortization - financing costs | (2.9) | (2.9) | (3.5) |
| Share-based payments | (0.5) | (1.1) | (1.1) |
| Gain on sale of equipment - rental fleet | (7.7) | 1.8 | 3.6 |
| Loss on asset acquisition | - | (0.2) | - |
| Gain on insurance proceeds - damaged equipment | - | - | - |
| Major repair disposal | - | (0.6) | (1.4) |
| Deferred tax expense | (0.8) | 4.3 | (1.1) |
| Bad debt expense, net of recoveries | (1.5) | (2.8) | (4.3) |
| Other assets | - | 2.1 | - |
| Change in assets and liabilities: | | | |
| Accounts receivable | 7.0 | 20.5 | 5.2 |
| Inventory | 0.9 | 8.7 | 8.0 |
| Prepaid expenses and other | (0.4) | 0.5 | (0.4) |
| Accounts payable | (1.3) | (5.6) | 4.3 |
| Accrued Expenses | (0.3) | (3.9) | 1.2 |
| Deferred rental income | 0.4 | (0.4) | 0.1 |
| EBITDA | $60.6 | $87.9 | $110.0 |
| Adjustments: | | | |
| Other non-recurring items (1) | 0.9 | 0.7 | 2.9 |
| Share-based payments (2) | 0.5 | 1.1 | 1.1 |
| Major repairs (3) | 2.3 | 2.8 | 1.4 |
| Transaction and process improvement costs (4) | 1.5 | 1.9 | 2.5 |
| Non-cash purchase accounting impact (5) | 12.9 | 4.3 | 3.6 |
| Adjusted EBITDA | $78.8 | $98.6 | $121.7 |
| Less: | | | |
| Maintenance capex | (24.1) | (28.0) | (41.8) |
| New equipment sales | (14.4) | (10.1) | - |
| Non-cash purchase accounting impact | (12.9) | (4.3) | (3.6) |
| (Gain) Loss on sale of equipment - rental fleet | 7.7 | (1.8) | (3.6) |
| Add: | | | |
| Proceeds from sale of equipment - rental fleet (6) | 35.6 | 26.6 | 33.3 |
| Unlevered free cash flow excl. growth capex | $70.7 | $81.0 | $105.9 |
| Less: Growth capex | - | (10.8) | (17.4) |
| Unlevered free cash flow | $70.7 | $70.2 | $88.5 |

Note:

1. Represents other adjustments pursuant to our credit agreement: Rental expense incurred in 2018 for fleet equipment that had been rented under the terms of an operating lease that was terminated in October 2018. The 2017 and 2016 adjustments are comprised of a state tax audit settlement and write-downs of inventory items, respectively.
2. Represents non-cash stock compensation expense associated with the issuance of share-based payments awards, which is an adjustment pursuant to our credit agreement.
3. Represents the undepreciated cost of replaced chassis components from heavy maintenance, repair, and overhaul activities associated with our fleet, which is an adjustment pursuant to our credit agreement.
4. Represents the expenses incurred related to internal process improvements, realignments, and transaction costs related to the N&L Line Equipment, Bethea Tool & Equipment, and V&H Leasing Services acquisitions. These expenses are comprised of professional consultancy fees and transaction costs. Pursuant to our credit agreement, the cost of undertakings to effect such cost savings, operating expense reductions, and other synergies, as well as, any expenses incurred in connection with acquisitions, are amounts to be included in the calculation of Adjusted EBIDTA.
5. Represents the non-cash impact of purchase accounting, net of accumulated depreciation, on the cost of equipment sold. The equipment acquired received a purchase step-up in basis, which is a non-cash adjustment to the equipment cost pursuant to our credit agreement.
6. 2016 and 2017 proceeds from sale of equipment - rental fleet in the consolidated financial statements includes the proceeds from new equipment from dealer sales. 2018 excludes the proceeds from new equipment for dealer sales.

Sum of individual line items may not equal subtotal or total amounts due to rounding.

NESCO™ 36